UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 10, 2006

PROBE MANUFACTURING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-125678	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3050 Pullman Street, Cost Mesa, CA		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (714) 424-2960

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 10, 2006 the following promissory notes and special lines of credit were changed to term promissory notes effective June 30, 2006 and that have a 12% interest rate with a 36 month amortization a balloon payments on April 15, 2008:

1). Note Payable number 2029054, dated March 10, 2006  – related party, Special use, line of credit in the amount of $45,000, unsecured, 20% interest (10% paid in Cash and 10% paid in Company stock),  due May 10, 2007.  As of June 30, 2006 the outstanding balance was $29,649, payable to Kambiz Mahdi, This note was converted to a Term Note Payable $30,155.58 with an effective date of  June 30, 2006 The note is un-secured at 12% interest rate, with a 36 month amortization, payments of $1,001 and a balloon payment of $16,588 on April 15, 2008.

2). Note Payable number 2029053, dated March 10, 2006  – related party, special use, line of credit in the amount of $45,000, unsecured, 20% interest (10% paid in Cash and 10% paid in Company stock),  due May 10, 2007.  As of June 30, 2006 the outstanding balance was $29,649, payable to Reza Zarif. This note was converted to a Term Note Payable in the amount of 30,155.58 with an effective date of  June 30, 2006, The note is un-secured, At 12% interest rate, with a 36 month amortization, payments of $1,001 and a balloon payment of $16,588.70 on April 15, 2008.

3). Note Payable number 2029055, dated March 10, 2006  – related party, special use, line of credit in the amount of $90,000, unsecured, 12% interest paid in Cash., due May 10, 2007.  As of June 30, 2006 the outstanding balance was $59,298, payable to Frank Kavanaugh, This note was converted to a Term Note Payable  in the amount of $60,113 with an effective date of  June 30, 2006.  The note is un-secured  at 12% interest rate, with a 36 month amortization, payments of $1,996 and a balloon payment of $33,068 on April 15, 2008.

4). Note Payable – number 2401010 – related party, unsecured, 20% interest (10% paid in Cash and 10% paid in Company stock) due on May 10, 2007, payable to Kambiz Mahdi.  This note was converted to a Term Note Payable in the amount of 236,986.04 with an effective date of June 30, 2006.  The note is un-secured, At 12% interest rate, with a 36 month amortization, payments of $7,871 and a balloon payment of $130,366 on April 15, 2008.

5). Note Payable – number 2401000 – related party, unsecured, 20% interest (10% paid in Cash and 10% paid in Company stock)  due on May 10, 2007, payable to Reza Zarif.  This note was converted to a Term Note Payable in the amount payable of $236,986.04 with an effective date of  June 30, 2006.  The note is un-secured, at 12% interest rate, with a 36 month amortization payments of $7,871 and a balloon payment of $130,366 on April 15, 2008.

6). Note Payable – Number 2020000 – related party.  This Note was an operating line of credit, secured by the assets of the company,   Borrowings under this Line of credit was at an interest rate of 20% (12% paid in cash and 8% paid in common stock in the company) per annum.   As of June 30, 2006 the Company had an outstanding balance against this line of credit in the amount of $75,000, payable to Rufina Paniego.  This note was converted to a Term Note Payable in the amount of $75,000 with an effective date of  June 30, 2006.  The note is un-secured  at 12% interest rate, with a 36 month amortization, payments of $2,491 and a balloon payment of $41,257 on April 15, 2008

7). Note Payable – Number 2029000 – related party.  This Note was an operating line of credit, secured by the assets of the company,   Borrowings under this Line of credit was at an interest rate of 20% (12% paid in cash and 8% paid in common stock in the company) per annum.   As of June 30, 2006 the Company had an outstanding balance against this line of credit in the amount of $150,000, payable to eFund Capital Partners.  This note was converted to a Term Note Payable in the $150,000 with an effective date of  June 30, 2006 The note is un-secured at 12% interest rate, with a 36 month amortization, payments of $4,982 and a balloon payment of $82516 on April 15, 2008

8). Note Payable – Number 2029010 – related party.  This Note was an operating line of credit, secured by the assets of the company,   Borrowings under this Line of credit was at an interest rate of 20% (12% paid in cash and 8% paid in common stock in the company) per annum.   As of June 30, 2006 the Company had an outstanding balance against this line of credit in the amount of $140,000, payable to Benner Exemption Trust.  This note was converted to a Term Note Payable in the amount of $140,000 with an effective date of  June 30, 2006.  The note is un-secured  at 12% interest rate, with a 36 month amortization, payments of $4,650 and a balloon payment of $77,014 on April 15, 2008.

9). Note Payable – Number 2029030 – related party.  This Note was an operating line of credit, secured by the assets of the company,   Borrowings under this Line of credit was at an interest rate of 20% (12% paid in cash and 8% paid in common stock in the company) per annum.   As of June 30, 2006 the Company had an outstanding balance against this line of credit in the amount of $140,000, payable to Ed Lassiter.  This note was converted to a Term Note Payable in the amount of $140,000 with an effective date of  June 30, 2006.  The note is un-secured  at 12% interest rate, with a 36 month amortization payments of $4,650 and a balloon payment of $77,014.52 on April 15, 2008.

10). Note Payable - Number 2029020 -   This Note was an operating line of credit, secured by the assets of the company,   Borrowings under this Line of credit was at an interest rate of 20% (12% paid in cash and 8% paid in common stock in the company) per annum.   As of June 30, 2006 the Company had an outstanding balance against this line of credit in the amount of $50,000, payable to Bill Duncan.  This note was converted to a Term Note Payable in the amount of $50,000 with an effective date of  June 30, 2006. The note is un-secured at 12% interest rate, with a 36 month amortization, payments of $1,660.72 and a balloon payment of $27,505.19 on April 15, 2008

11). Note Payable - Number 2029040 -   This Note was an operating line of credit, un-secured,   Borrowings under this Line of credit was at an interest rate of 15%  per annum.   As of June 30, 2006 the Company had an outstanding balance against this line of credit in the amount of $50,000, payable to Hoa Mai.  This note was converted to a Term Note Payable in the amount of $50,000 with an effective date of  June 30, 2006 The note is un-secured  at 12% interest rate, with a 36 month amortization, payments of $1,660.72 and a balloon payment of $27,505.19 on April 15, 2008.

12) Note Payable – Number 2028000 –   This Note was an operating line of credit, secured by the assets of the company,   Borrowings under this Line of credit was at an interest rate of 12%  per annum.   As of June 30, 2006 the Company had an outstanding balance against this line of credit in the amount of $100,000, payable to Ashford Capital.  This note was converted to a Term Note Payable in the amount of $100,000, with an effective date of  June 30, 2006.  The note is un-secured  at 12% interest rate, with a 36 month amortization, payments of $3,321.43 and a balloon payment of $55,010.37 on April 15, 2008.

ITEM 8.01 OTHER EVENTS.

As of August 14, 2006 all outstanding Series A and Series C Convertible Preferred Stock was converted to common stock by the holders of the preferred stock.  Therefore, the Company no longer has any outstanding preferred stock.   As of August 14, 2006 the Company had 10,327,700 shares of common stock outstanding.

On August 21, 2006 instituted its profit sharing plan for employee which was approved by the board of directors in January, 2006.  Pursuant to the plan the employees will be entitled to receive ten percent of the net profits before taxes.  The Profit sharing pool will be paid out in 2 payments; 1) 40% of the accrued pool is paid on December 15th of the current year, 2) The Balance will be paid on March 31 of the following year, after the final year end audit adjustments are completed.

On August 21, 2006 the Company instituted its 2006 Employee Incentive Stock Option Plan whereby two percent of the outstanding shares of the Company’s common stock, Outstanding Common Shares, shall be available for grant under this Plan.  The Exercise Price of an Incentive Stock Option shall be lesser of the established Fair Market Value or $.80  at the time of Grant; provided that the Exercise Price of an Incentive Stock Option granted to a holder of more than 10% of the outstanding Shares shall be 110% of the Fair Market Value of the Shares on the date of grant. The term of an Incentive Stock Option granted under this Plan shall be established by the Committee at the date of grant and shall not exceed 10 years from the date of grant for all Incentive Stock Options; provided however, in the case of an Incentive Stock Option with an Exercise Price set at 1 10% of Fair Market Value, the term of such Incentive Stock Option shall not exceed 7 years from the date of grant.

ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
.
10.1	Term Note with Kambiz Mahdi
10.2	Term Note with Reza Zarif
10.3	Term Note with Frank Kavanaugh
10.4	Term Note with Kambiz Mahdi
10.5	Term Note with Reza Zarif
10.6	Term Note with Rufina Paniego
10.7	Term Note with eFund Capital Partners, LLC
10.8	Term Note with Benner Exemption Trust
10.9	Term Note with Ed Lassiter
10.10	Term Note with William Duncan
10.11	Term Note with Hoa Mai
10.12	Term Note with Ashford Capital, LLC
10.13	Employee Profit Sharing Plan
10.14	2006 Employee Incentive Stock Option Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Probe Manufacturing, Inc.
(Registrant)

Date	August 22, 2006

/s/ Reza Zarif
(Signature)
Print Name: Reza Zarif
Title: Chief Executive Officer